EXHIBIT 10.2

SECOND AMENDMENT TO LICENSE AGREEMENT

This Second Amendment to the License Agreement (the “Second Amendment”) is dated September 19, 2017 and amends the License Agreement dated January 8, 2016 (the “Agreement”), as amended, by and between ABT Holding Company (“ATHX”), a Delaware corporation having its principal place of business at 3201 Carnegie Avenue, Cleveland, OH 44115 and wholly-owned subsidiary of Athersys, Inc. (“Athersys”), and HEALIOS, K.K. (“Healios”), a Japanese company having its principal place of business at World Trade Center Bldg. 15F, 2-4-1 Hamamatsucho, Minato-ku, Tokyo 105-6115 Japan. All defined terms used but not defined in this Second Amendment shall have the meanings ascribed to them in the Agreement.

WHEREAS, the Parties have entered into the Agreement, under the terms and conditions of which the Parties continue to perform; and

WHEREAS, the Parties wish to amend a certain provision of the Agreement in connection with execution of the Manufacturing Technology Transfer Agreement, dated September 26, 2017.

NOW, THEREFORE, in consideration of the above premises and the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the Agreement as follows:

1. Section 2.2 (f) shall be added as follows:

(f)     ATHX is acquired by a non-Affiliated third party, and such license grant shall become effective simultaneously with such acquisition.

Upon execution of this Second Amendment by the Parties, this Second Amendment shall be made a part of and shall be incorporated by reference into the Agreement. All terms and conditions of the Agreement not amended herby shall remain in full force and effect and are hereby ratified by the Parties.

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IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be executed by their duly authorized representatives.

HEALIOS K.K.		ABT HOLDING COMPANY

Signature:	/s/ Hardy TS Kagimoto	Signature:	/s/ William O. Lehmann
Name:	Hardy TS Kagimoto	Name:	William O. Lehmann, Jr.
Title:	President & CEO	Title:	President
Date:	September 25, 2017	Date:	September 26, 2017